Security Information






Security Purchased


CUSIP
09253U108


Issuer
BLACKSTONE GROUP
LP


Underwriters
Citigroup, Credit Suisse,
DBSI, Lehman Brothers,
Merrill Lynch, Morgan
Stanley, ABN Amro, BoA,
Bear Stearns, Goldman
Sachs, JP Morgan,
Lazard, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Ticker
BX US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/21/2007


Total dollar amount of offering sold to QIBs
 $             4,133,330,000


Total dollar amount of any concurrent public
offering
 $                                -


Total
 $             4,133,330,000


Public offering price
 $                         31.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                           1.32


Rating
N/A


Current yield
N/A










Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
20,300
 $
629,300
0.02%



DWS Janus Growth & Income VIP
Chicago
23,520
 $
729,120
0.02%



DWS Mid Cap Growth VIP
Chicago
13,900
 $
430,900
0.01%



New York Funds







DWS Global Thematic Fund
New
York
   262,700
 $
8,143,700
0.20%



DWS Mid Cap Growth Fund
New
York
   313,100
 $
9,706,100
0.23%



DWS RREEF Global Real Estate
Securities Fund
New
York
24,050
 $     745,550
0.02%



Total

657,570
 $20,384,670
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased


CUSIP
BRFRIOACN0R2


Issuer
METALFRIO
SOLUTIONS SA


Underwriters
UBS, Banco do Brasil,
Banco Fator, DBSI,
Santander Central
Hispano


Years of continuous operation, including predecessors
> 3 years


Ticker
FRIO3 BZ


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2007


Total dollar amount of offering sold to QIBs
 $               193,825,500


Total dollar amount of any concurrent public
offering
 $                                -


Total
 $               193,825,500


Public offering price
 $                           9.35


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                           0.37


Rating
N/A


Current yield
N/A










Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
51,700
 $
483,395
0.01%



New York Funds







DWS Global Thematic Fund
New
York
546,100
 $  5,106,035
0.12%



Total

597,800
 $  5,589,430
0.14%











^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.
*If a Fund executed multiple sales of
 a security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased


CUSIP
US46630Q2021


Issuer
VTB BANK


Underwriters
Citigroup, DBSI, Goldman
Sachs, Renaissance
Capital Group


Years of continuous operation, including predecessors
> 3 years


Ticker
VTBR LI


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/11/2007


Total dollar amount of offering sold to QIBs
 $             7,988,131,000


Total dollar amount of any concurrent public
offering
 $                              -


Total
 $             7,988,131,000


Public offering price
 $                         10.56


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                           0.12


Rating
N/A


Current yield
N/A










Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
26,100
 $
809,100
0.02%



DWS International Select Equity
VIP
Chicago
64,400
 $
1,996,400
0.05%



New York Funds







DWS Emerging Markets Equity Fund
New
York
     68,100
 $
2,111,100
0.05%



DWS Global Thematic Fund
New
York
   320,600
 $
9,938,600
0.24%



DWS International Equity Fund
New
York
     50,400
 $
1,562,400
0.04%



DWS International Fund
New
York
   387,000

$11,997,000
0.29%



DWS International Select Equity
Fund
New
York
     50,200
 $
1,556,200
0.04%



DWS International VIP
New
York
   160,500
 $  4,975,500
0.12%



Total

1,127,300
 $34,946,300
0.85%











^The Security and Fund Performance is
calculated based on information provided
 by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.








Security Information






Security Purchased


CUSIP
DE000WACK012


Issuer
WACKER
CONSTRUCTION
EQUIPMENT


Underwriters
DBSI, Sal Oppenheim Jr,
UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
WAC GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2007


Total dollar amount of offering sold to QIBs
 $               478,782,139


Total dollar amount of any concurrent public
offering
 $                                -


Total
 $               478,782,139


Public offering price
 $                         29.93


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                           0.87


Rating
N/A


Current yield
N/A










Fund Specific Information






Board
Total
Share
Amount
Purchased
$ Amount
of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
2,200
 $      68,200
0.00%



DWS International Select Equity
VIP
Chicago
6,694
 $
207,514
0.01%



New York Funds







DWS Global Opportunities Fund
New
York
     18,800
 $
582,800
0.01%



DWS Global Opportunities VIP
New
York
      7,700
 $
238,700
0.01%



DWS Global Thematic Fund
New
York
     27,000
 $
837,000
0.02%



DWS International Equity Fund
New
York
      3,304
 $
102,424
0.00%



DWS International Fund
New
York
     25,390
 $
787,090
0.02%



DWS International Select Equity
Fund
New
York
      6,617
 $
205,127
0.00%



DWS International VIP
New
York
      9,978
 $     309,318
0.01%



Total

107,683
 $  3,338,173
0.08%











^The Security and Fund Performance is
calculated based on information provided
 by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.